SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                December 4, 2003
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                          1-7275                  47-0248710
(State or other                   (Commission             (IRS Employer
jurisdiction of                    File Number)            Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                          68102-5001
(Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code
                                 (402) 595-4000

Item 5.  Other Events.

     On December 4, 2003, ConAgra Foods, Inc. issued a press release announcing a stock repurchase program for up to $1 billion of the company's common stock. The press release is attached as exhibit 99.1 and a related Q&A, posted on ConAgra Foods' website, is attached as exhibit 99.2. The press release and Q&A are incorporated by reference.

Item 7(c).  Exhibits.

99.1     Press release dated December 4, 2003

99.2     Questions and Answers

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONAGRA FOODS, INC.


Date:  December 4, 2003            By:  /s/ J.P. O'Donnell
                                       ------------------------------------
                                        Name:    J.P. O'Donnell
                                        Title:   Executive Vice President,
                                                  Chief Financial Officer and
                                                  Corporate Secretary

                                  EXHIBIT INDEX


Exhibit            Description

99.1     Press release dated December 4, 2003............................

99.2     Questions and Answers...........................................